                                                                    EXHIBIT 99.1
                                                                    ------------


MORGAN STANLEY
2003-SD1
JUNE 1, 2003 SCHEDULED BALANCES
MH PROPERTIES
45 RECORDS
BALANCE: 2,564,638


SELECTION CRITERIA: MH PROPERTIES
TABLE OF CONTENTS

1. Summary Statistics
2. Summary Statistics-FRM
3. Summary Statistics-ARMS
4. SubGroup
5. Current Mortgage Rates (%)
6. Range of Cut-off Date Principal Balances ($)
7. Combined Amortized Loan-to-Value Ratio (%)
8. Adjustment Type
9. Product
10. Loan Index Type
11. Range of Stated Original Terms (months)
12. Remaining Term to Stated Maturity
13. Seasoning
14. Property Type
15. Occupancy
16. Purpose
17. Documentation Level
18. Lien Position
19. FICO Score
20. Performance Status
21. State or Territory
22. Geographic Distribution by Balance

1. SUMMARY STATISTICS

Number of Mortgage Loans: 45
Aggregate Principal Balance: 2,564,638.33
Maximum Balance: 130,605.07
Minimum Balance: 13,796.28
Average Current Balance: 56,991.96
Average Original Balance: 58,588.33
-----------------------------------------:
% FRM: 50.37
% ARM: 49.63
% Performing: 82.50
% Subperforming: 11.49
% Reperforming: 6.01
-----------------------------------------:
Weighted Average Coupon: 10.286
Weighted Average Net Coupon: 9.766
Maximum Coupon: 13.750
Minimum Coupon: 7.750

Weighted Average Margin: 6.626
Weighted Average Maximum Rate: 16.722
Weighted Average Months to Roll: 14.827
-----------------------------------------:
Weighted Average Original Term: 337
Weighted Average Stated Remaining Term: 307
Weighted Average Amortized Remaining Term: 312
Weighted Average Seasoning: 30
Weighted Average Combined Amortized LTV: 71.09
-----------------------------------------:
% First Lien: 100.0
% Second Lien: 0.0
% Cash-Out Refinance: 51.2
% Owner Occupied: 100.0
% with MI: 0.0
% with Prepay Penalty: 34.0
% BK: 3.1
% with Payment Plans: 6.6
Non-Zero Weighted Average FICO Score: 598.3

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2. SUMMARY STATISTICS-FRM

Number of Mortgage Loans: 28
Aggregate Principal Balance: 1,291,782.60
Maximum Balance: 121,090.46
Minimum Balance: 13,796.28
Average Current Balance: 46,135.09
Average Original Balance: 48,273.88
Weighted Average Coupon: 10.542
Weighted Average Net Coupon: 10.022
Maximum Coupon: 13.750
Minimum Coupon: 8.280
Weighted Average Original Term: 315
Weighted Average Stated Remaining Term: 270
Weighted Average Amortized Remaining Term: 282
Weighted Average Seasoning: 45
Weighted Average Original LTV: 72.43
Weighted Average Current LTV: 70.28
Weighted Average Combined Original LTV: 72.43
Weighted Average Combined Amortized LTV: 70.28
% Cash-Out Refinance: 46.3
% Owner Occupied: 100.0
Non-Zero Weighted Average FICO Score: 616.7

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3. SUMMARY STATISTICS-ARMS

Number of Mortgage Loans: 17

Aggregate Principal Balance: 1,272,855.73
Maximum Balance: 130,605.07
Minimum Balance: 37,588.53
Average Current Balance: 74,873.87
Average Original Balance: 75,576.82
Weighted Average Coupon: 10.026
Weighted Average Net Coupon: 9.506
Maximum Coupon: 12.400
Minimum Coupon: 7.750
Weighted Average Margin: 6.626
Weighted Average Maximum Rate: 16.722
Weighted Average Months to Roll: 14.827
Weighted Average Original Term: 360
Weighted Average Stated Remaining Term: 345
Weighted Average Amortized Remaining Term: 341
Weighted Average Seasoning: 15
Weighted Average Original LTV: 72.59
Weighted Average Current LTV: 71.91
Weighted Average Combined Original LTV: 72.59
Weighted Average Combined Amortized LTV: 71.91
% Cash-Out Refinance: 56.1
% Owner Occupied: 100.0
Non-Zero Weighted Average FICO Score: 579.7

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4. SUBGROUP

-------------------------------------------------------------------------------
                                                         % OF
                           NUMBER          TOTAL         TOTAL          WTD
                             OF           CURRENT       CURRENT         AVG
SUBGROUP                   LOANS          BALANCE       BALANCE       COUPON
-------------------------------------------------------------------------------
Performing                     38        2,115,807         82.5       10.295
-------------------------------------------------------------------------------
Reperforming                    2          154,062         6.01         9.63
-------------------------------------------------------------------------------
Subperforming                   5          294,769        11.49       10.564
-------------------------------------------------------------------------------
TOTAL:                         45        2,564,638          100       10.286
-------------------------------------------------------------------------------

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5. CURRENT MORTGAGE RATES (%)

--------------------------------------------------------------------------------
                                                              % OF
                                     NUMBER      TOTAL       TOTAL        WTD
                                       OF       CURRENT     CURRENT       AVG
CURRENT MORTGAGE RATES (%)           LOANS      BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
7.501 - 8.000                            1      113,193        4.41       7.75
--------------------------------------------------------------------------------
8.001 - 8.500                            3      252,674        9.85      8.407
--------------------------------------------------------------------------------
8.501 - 9.000                            2      223,964        8.73      8.826
--------------------------------------------------------------------------------
9.001 - 9.500                            3      144,803        5.65      9.455
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9.501 - 10.000                           8      505,728       19.72      9.845
--------------------------------------------------------------------------------
10.001 - 10.500                          5      231,483        9.03     10.179
--------------------------------------------------------------------------------
10.501 - 11.000                          8      344,444       13.43     10.812
--------------------------------------------------------------------------------
11.001 - 11.500                          5      242,352        9.45     11.393
--------------------------------------------------------------------------------
11.501 - 12.000                          6      197,147        7.69     11.839
--------------------------------------------------------------------------------
12.001 - 12.500                          2      194,093        7.57     12.178
--------------------------------------------------------------------------------
12.501 - 13.000                          1       85,181        3.32      12.99
--------------------------------------------------------------------------------
13.501 - 14.000                          1       29,577        1.15      13.75
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------
Minimum: 7.750
Maximum: 13.750
Weighted Average: 10.286

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6. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

--------------------------------------------------------------------------------
                                                             % OF
                                    NUMBER       TOTAL       TOTAL       WTD
RANGE OF CUT-OFF DATE                 OF        CURRENT     CURRENT      AVG
PRINCIPAL BALANCES ($)              LOANS       BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
1 - 25,000                               3       53,873         2.1     11.649
--------------------------------------------------------------------------------
25,001 - 50,000                         19      723,044       28.19     10.765
--------------------------------------------------------------------------------
50,001 - 75,000                         13      778,220       30.34     10.563
--------------------------------------------------------------------------------
75,001 - 100,000                         5      420,649        16.4     10.221
--------------------------------------------------------------------------------
100,001 - 125,000                        4      458,247       17.87      8.447
--------------------------------------------------------------------------------
125,001 - 150,000                        1      130,605        5.09      12.07
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------
Minimum: 13,796
Maximum: 130,605
Average: 56,992

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7. COMBINED AMORTIZED LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------------------------------
                                                             % OF
                                    NUMBER       TOTAL       TOTAL       WTD
COMBINED AMORTIZED                    OF        CURRENT     CURRENT      AVG
LOAN-TO-VALUE RATIO (%)             LOANS       BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
< = 40.00                                3       92,702        3.61     10.946
--------------------------------------------------------------------------------
40.01 - 45.00                            2       56,198        2.19     10.054
--------------------------------------------------------------------------------
50.01 - 55.00                            1       28,837        1.12      10.67
--------------------------------------------------------------------------------
55.01 - 60.00                            1      130,605        5.09      12.07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
60.01 - 65.00                            6      362,749       14.14     10.048
--------------------------------------------------------------------------------
65.01 - 70.00                            7      342,645       13.36     10.393
--------------------------------------------------------------------------------
70.01 - 75.00                            8      467,684       18.24      9.986
--------------------------------------------------------------------------------
75.01 - 80.00                           12      749,860       29.24     10.421
--------------------------------------------------------------------------------
80.01 - 85.00                            2      119,153        4.65     10.736
--------------------------------------------------------------------------------
85.01 - 90.00                            2      195,082        7.61      8.817
--------------------------------------------------------------------------------
95.01 - 100.00                           1       19,124        0.75      11.75
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------
Minimum: 27.26
Maximum: 95.62
Weighted Average by Original Balance: 70.53
Weighted Average by Current Balance: 71.09

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8. ADJUSTMENT TYPE

--------------------------------------------------------------------------------
                                                             % OF
                                    NUMBER      TOTAL        TOTAL       WTD
                                      OF       CURRENT      CURRENT      AVG
ADJUSTMENT TYPE                     LOANS      BALANCE      BALANCE     COUPON
--------------------------------------------------------------------------------
Fixed Rate                              28    1,291,783       50.37     10.542
--------------------------------------------------------------------------------
ARM                                     17    1,272,856       49.63     10.026
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------

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9. PRODUCT

--------------------------------------------------------------------------------
                                                             % OF
                                    NUMBER       TOTAL       TOTAL       WTD
                                      OF        CURRENT     CURRENT      AVG
PRODUCT                             LOANS       BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
Fixed - 10 Year                          1       28,837        1.12      10.67
--------------------------------------------------------------------------------
Fixed - 15 Year                          6      192,093        7.49     10.935
--------------------------------------------------------------------------------
Fixed - 20 Year                          3      136,126        5.31      9.489
--------------------------------------------------------------------------------
Fixed - 30 Year                         18      934,726       36.45      10.61
--------------------------------------------------------------------------------
ARM - 2 Year/6 Month                    14      965,570       37.65       9.86
--------------------------------------------------------------------------------
ARM - 3 Year/6 Month                     3      307,286       11.98     10.547
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------

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

10. LOAN INDEX TYPE

--------------------------------------------------------------------------------
                                                             % OF
                                    NUMBER      TOTAL        TOTAL       WTD
                                      OF       CURRENT      CURRENT      AVG
LOAN INDEX TYPE                     LOANS      BALANCE      BALANCE     COUPON
--------------------------------------------------------------------------------
Fixed Rate                              28    1,291,783       50.37     10.542
--------------------------------------------------------------------------------
Libor - 6 Month                         17    1,272,856       49.63     10.026
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------

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11. RANGE OF STATED ORIGINAL TERMS (MONTHS)

--------------------------------------------------------------------------------
                                                             % OF
                                    NUMBER       TOTAL       TOTAL       WTD
RANGE OF STATED                       OF        CURRENT     CURRENT      AVG
ORIGINAL TERMS (MONTHS)             LOANS       BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
61 - 120                                 1       28,837        1.12      10.67
--------------------------------------------------------------------------------
121 - 180                                6      192,093        7.49     10.935
--------------------------------------------------------------------------------
181 - 240                                3      136,126        5.31      9.489
--------------------------------------------------------------------------------
301 - 360                               35    2,207,582       86.08     10.273
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 337

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12. REMAINING TERM TO STATED MATURITY

--------------------------------------------------------------------------------
                                                             % OF
                                    NUMBER       TOTAL       TOTAL       WTD
REMAINING TERM                        OF        CURRENT     CURRENT      AVG
TO STATED MATURITY                  LOANS       BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
61 - 120                                 3       77,645        3.03     10.368
--------------------------------------------------------------------------------
121 - 180                                4      143,286        5.59     11.189
--------------------------------------------------------------------------------
181 - 240                                3      136,126        5.31      9.489
--------------------------------------------------------------------------------
241 - 300                               12      518,037        20.2     11.461
--------------------------------------------------------------------------------
301 - 360                               23    1,689,545       65.88      9.909
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------
Minimum: 77
Maximum: 355
Weighted Average: 306.9

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

13. SEASONING

--------------------------------------------------------------------------------
                                                            % OF
                                    NUMBER      TOTAL       TOTAL       WTD
                                      OF       CURRENT     CURRENT      AVG
SEASONING                           LOANS      BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
12-Jan                                  21    1,245,233       48.55     10.072
--------------------------------------------------------------------------------
13 - 24                                  7      542,386       21.15      9.879
--------------------------------------------------------------------------------
49 - 60                                  3      210,175         8.2      9.726
--------------------------------------------------------------------------------
61 - 72                                  1       58,045        2.26      10.99
--------------------------------------------------------------------------------
73 - 84                                  8      354,491       13.82      11.84
--------------------------------------------------------------------------------
85 - 96                                  4      140,513        5.48     10.303
--------------------------------------------------------------------------------
97 - 108                                 1       13,796        0.54      10.99
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------
Minimum: 5
Maximum: 103
Weighted Average: 30.1

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14. PROPERTY TYPE

--------------------------------------------------------------------------------
                                                             % OF
                                     NUMBER      TOTAL       TOTAL       WTD
                                       OF       CURRENT     CURRENT      AVG
PROPERTY TYPE                        LOANS      BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
Manufactured Housing                     45    2,564,638         100     10.286
--------------------------------------------------------------------------------
TOTAL:                                   45    2,564,638         100     10.286
--------------------------------------------------------------------------------

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15. OCCUPANCY

--------------------------------------------------------------------------------
                                                            % OF
                                    NUMBER      TOTAL       TOTAL       WTD
                                      OF       CURRENT     CURRENT      AVG
OCCUPANCY                           LOANS      BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
Primary                                 45    2,564,638         100     10.286
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------

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

16. PURPOSE

--------------------------------------------------------------------------------
                                                            % OF
                                    NUMBER      TOTAL       TOTAL       WTD
                                      OF       CURRENT     CURRENT      AVG
PURPOSE                             LOANS      BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
Refinance - Cashout                     24    1,311,925       51.15     10.455
--------------------------------------------------------------------------------
Purchase                                16      925,661       36.09     10.248
--------------------------------------------------------------------------------
Refinance - Rate Term                    5      327,053       12.75      9.711
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------

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17. DOCUMENTATION LEVEL

--------------------------------------------------------------------------------
                                                            % OF
                                    NUMBER      TOTAL       TOTAL       WTD
                                      OF       CURRENT     CURRENT      AVG
DOCUMENTATION LEVEL                 LOANS      BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
Full Doc 2 yrs (Z)                      18    1,113,416       43.41     10.043
--------------------------------------------------------------------------------
Full Doc 1 yr (Y)                        3      152,828        5.96     11.024
--------------------------------------------------------------------------------
One Paystub Obtained and VVOE (X)        9      641,670       25.02     10.187
--------------------------------------------------------------------------------
Stated Documentation (C)                 1       49,432        1.93     10.125
--------------------------------------------------------------------------------
Unknown/NA                              14      607,291       23.68      10.66
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------

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18. LIEN POSITION

--------------------------------------------------------------------------------
                                                            % OF
                                    NUMBER      TOTAL       TOTAL       WTD
LIEN                                  OF       CURRENT     CURRENT      AVG
POSITION                            LOANS      BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
1st Lien                                45    2,564,638         100     10.286
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------

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19. FICO SCORE

--------------------------------------------------------------------------------
                                                             % OF
                                    NUMBER       TOTAL       TOTAL       WTD
FICO                                  OF        CURRENT     CURRENT      AVG
SCORE                               LOANS       BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
Below 500                                2      105,635        4.12     11.592
--------------------------------------------------------------------------------
500 - 524                                3      166,330        6.49     10.032
--------------------------------------------------------------------------------
525 - 549                                7      492,993       19.22     11.015
--------------------------------------------------------------------------------
550 - 574                                7      312,048       12.17     10.673
--------------------------------------------------------------------------------
575 - 599                                4      207,820         8.1      9.717
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
600 - 624                               10      542,749       21.16     10.192
--------------------------------------------------------------------------------
625 - 649                                2      175,448        6.84      9.313
--------------------------------------------------------------------------------
650 - 674                                4      149,196        5.82     10.277
--------------------------------------------------------------------------------
675 - 699                                3      278,431       10.86      8.627
--------------------------------------------------------------------------------
700 - 724                                2       98,977        3.86     12.711
--------------------------------------------------------------------------------
800 +                                    1       35,011        1.37      9.875
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------
Minimum: 482
Maximum: 806
Weighted Average: 598.3

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20. PERFORMANCE STATUS

--------------------------------------------------------------------------------
                                                            % OF
                                    NUMBER      TOTAL       TOTAL       WTD
                                      OF       CURRENT     CURRENT      AVG
PERFORMANCE STATUS                  LOANS      BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
Current                                 38    2,115,807        82.5     10.295
--------------------------------------------------------------------------------
30 Days Past Due                         5      294,769       11.49     10.564
--------------------------------------------------------------------------------
90 + Days Past Due                       2      154,062        6.01       9.63
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 31
Weighted Average: 1.2

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21. STATE OR TERRITORY

--------------------------------------------------------------------------------
                                                             % OF
                                    NUMBER       TOTAL       TOTAL       WTD
                                      OF        CURRENT     CURRENT      AVG
STATE OR TERRITORY                  LOANS       BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
Alabama                                  3      107,974        4.21     11.115
--------------------------------------------------------------------------------
Arizona                                  4      172,895        6.74     10.872
--------------------------------------------------------------------------------
California                               3      301,842       11.77     10.242
--------------------------------------------------------------------------------
Colorado                                 1       42,146        1.64         11
--------------------------------------------------------------------------------
Florida                                  4      294,294       11.48      9.411
--------------------------------------------------------------------------------
Georgia                                  1       39,481        1.54      10.99
--------------------------------------------------------------------------------
Mississippi                              2       97,653        3.81     10.033
--------------------------------------------------------------------------------
Montana                                  1       83,693        3.26       9.99
--------------------------------------------------------------------------------
New Mexico                               2      180,021        7.02     10.096
--------------------------------------------------------------------------------
North Carolina                           5      271,007       10.57      9.331
--------------------------------------------------------------------------------
Oklahoma                                 2       49,733        1.94      11.75
--------------------------------------------------------------------------------
Oregon                                   4      204,741        7.98     11.248
--------------------------------------------------------------------------------
Pennsylvania                             1      107,431        4.19       8.81
--------------------------------------------------------------------------------
South Carolina                           7      365,643       14.26     10.442
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Texas                                    2       63,703        2.48     11.757
--------------------------------------------------------------------------------
Washington                               2      130,911         5.1     10.583
--------------------------------------------------------------------------------
West Virginia                            1       51,470        2.01       11.5
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------
Number of States Represented: 17

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22. GEOGRAPHIC DISTRIBUTION BY BALANCE

--------------------------------------------------------------------------------
                                                             % OF
GEOGRAPHIC                          NUMBER       TOTAL       TOTAL       WTD
DISTRIBUTION                          OF        CURRENT     CURRENT      AVG
BY BALANCE                          LOANS       BALANCE     BALANCE     COUPON
--------------------------------------------------------------------------------
South Carolina                           7      365,643       14.26     10.442
--------------------------------------------------------------------------------
California                               3      301,842       11.77     10.242
--------------------------------------------------------------------------------
Florida                                  4      294,294       11.48      9.411
--------------------------------------------------------------------------------
North Carolina                           5      271,007       10.57      9.331
--------------------------------------------------------------------------------
Oregon                                   4      204,741        7.98     11.248
--------------------------------------------------------------------------------
New Mexico                               2      180,021        7.02     10.096
--------------------------------------------------------------------------------
Arizona                                  4      172,895        6.74     10.872
--------------------------------------------------------------------------------
Washington                               2      130,911         5.1     10.583
--------------------------------------------------------------------------------
Alabama                                  3      107,974        4.21     11.115
--------------------------------------------------------------------------------
Pennsylvania                             1      107,431        4.19       8.81
--------------------------------------------------------------------------------
Mississippi                              2       97,653        3.81     10.033
--------------------------------------------------------------------------------
Montana                                  1       83,693        3.26       9.99
--------------------------------------------------------------------------------
Texas                                    2       63,703        2.48     11.757
--------------------------------------------------------------------------------
West Virginia                            1       51,470        2.01       11.5
--------------------------------------------------------------------------------
Oklahoma                                 2       49,733        1.94      11.75
--------------------------------------------------------------------------------
Colorado                                 1       42,146        1.64         11
--------------------------------------------------------------------------------
Georgia                                  1       39,481        1.54      10.99
--------------------------------------------------------------------------------
TOTAL:                                  45    2,564,638         100     10.286
--------------------------------------------------------------------------------
Number of States Represented: 17

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########

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a
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We recommend that such investors obtain the advice of their Morgan Stanley,
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY
2003-SD1
JUNE 1, 2003 SCHEDULED BALANCES
TOP 10% OF LOANS BY BALANCE
35 RECORDS
BALANCE: 17,524,843


SELECTION CRITERIA: TOP 10% OF LOANS BY BALANCE
TABLE OF CONTENTS

1. Summary Statistics
2. Summary Statistics-FRM
3. Summary Statistics-ARMS
4. SubGroup
5. Current Mortgage Rates (%)
6. Range of Cut-off Date Principal Balances ($)
7. Combined Amortized Loan-to-Value Ratio (%)
8. Adjustment Type
9. Product
10. Loan Index Type
11. Range of Stated Original Terms (months)
12. Remaining Term to Stated Maturity
13. Seasoning
14. Property Type
15. Occupancy
16. Purpose
17. Documentation Level
18. Lien Position
19. FICO Score
20. Performance Status
21. State or Territory
22. Geographic Distribution by Balance

1. SUMMARY STATISTICS

Number of Mortgage Loans: 35
Aggregate Principal Balance: 17,524,843.38
Maximum Balance: 1,099,234.73
Minimum Balance: 389,616.82
Average Current Balance: 500,709.81
Average Original Balance: 511,637.14
-----------------------------------------:
% FRM: 22.71
% ARM: 77.29
% Performing: 88.19
% Subperforming: 11.81
% Reperforming: 0.00
-----------------------------------------:
Weighted Average Coupon: 8.418
Weighted Average Net Coupon: 7.898
Maximum Coupon: 11.000
Minimum Coupon: 6.250

Weighted Average Margin: 6.118
Weighted Average Maximum Rate: 14.899
Weighted Average Months to Roll: 20.573
-----------------------------------------:
Weighted Average Original Term: 360
Weighted Average Stated Remaining Term: 336
Weighted Average Amortized Remaining Term: 336
Weighted Average Seasoning: 23
Weighted Average Combined Amortized LTV: 78.57
-----------------------------------------:
% First Lien: 100.0
% Second Lien: 0.0
% Cash-Out Refinance: 62.1
% Owner Occupied: 100.0
% with MI: 0.0
% with Prepay Penalty: 77.3
% BK: 0.0
% with Payment Plans: 11.4
Non-Zero Weighted Average FICO Score: 584.0

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---

2. SUMMARY STATISTICS-FRM

Number of Mortgage Loans: 7
Aggregate Principal Balance: 3,979,070.81
Maximum Balance: 1,099,234.73
Minimum Balance: 397,921.02
Average Current Balance: 568,438.69
Average Original Balance: 609,821.43
Weighted Average Coupon: 8.900
Weighted Average Net Coupon: 8.380
Maximum Coupon: 11.000
Minimum Coupon: 6.625
Weighted Average Original Term: 360
Weighted Average Stated Remaining Term: 292
Weighted Average Amortized Remaining Term: 291
Weighted Average Seasoning: 66
Weighted Average Original LTV: 74.45
Weighted Average Current LTV: 70.13
Weighted Average Combined Original LTV: 74.45
Weighted Average Combined Amortized LTV: 70.13
% Cash-Out Refinance: 32.4
% Owner Occupied: 100.0
Non-Zero Weighted Average FICO Score: 621.4

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3. SUMMARY STATISTICS-ARMS

Number of Mortgage Loans: 28

Aggregate Principal Balance: 13,545,772.57
Maximum Balance: 701,866.09
Minimum Balance: 389,616.82
Average Current Balance: 483,777.59
Average Original Balance: 487,091.07
Weighted Average Coupon: 8.276
Weighted Average Net Coupon: 7.756
Maximum Coupon: 11.000
Minimum Coupon: 6.250
Weighted Average Margin: 6.118
Weighted Average Maximum Rate: 14.899
Weighted Average Months to Roll: 20.573
Weighted Average Original Term: 360
Weighted Average Stated Remaining Term: 349
Weighted Average Amortized Remaining Term: 349
Weighted Average Seasoning: 11
Weighted Average Original LTV: 81.59
Weighted Average Current LTV: 81.06
Weighted Average Combined Original LTV: 81.59
Weighted Average Combined Amortized LTV: 81.06
% Cash-Out Refinance: 70.9
% Owner Occupied: 100.0
Non-Zero Weighted Average FICO Score: 572.6

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4. SUBGROUP

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
SUBGROUP                             LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
Performing                               31  15,454,592      88.19       8.324
-------------------------------------------------------------------------------
Subperforming                             4   2,070,251      11.81       9.121
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------

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5. CURRENT MORTGAGE RATES (%)

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
CURRENT MORTGAGE RATES (%)           LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
6.001 - 6.500                             1     636,309       3.63        6.25
-------------------------------------------------------------------------------
6.501 - 7.000                             7   3,049,768       17.4       6.752
-------------------------------------------------------------------------------
7.001 - 7.500                             3   1,624,071       9.27         7.5
-------------------------------------------------------------------------------
7.501 - 8.000                             7   3,159,832      18.03       7.778
-------------------------------------------------------------------------------
8.001 - 8.500                             2     812,285       4.64        8.28
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
8.501 - 9.000                             6   3,043,574      17.37        8.75
-------------------------------------------------------------------------------
9.001 - 9.500                             2   1,324,005       7.56       9.309
-------------------------------------------------------------------------------
9.501 - 10.000                            3   1,407,739       8.03         9.8
-------------------------------------------------------------------------------
10.001 - 10.500                           1     480,079       2.74      10.125
-------------------------------------------------------------------------------
10.501 - 11.000                           3   1,987,183      11.34      10.997
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Minimum: 6.250
Maximum: 11.000
Weighted Average: 8.418

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6. RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
RANGE OF CUT-OFF DATE                  OF       CURRENT    CURRENT       AVG
PRINCIPAL BALANCES ($)               LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
375,001 - 400,000                       4     1,579,239       9.01       8.346
-------------------------------------------------------------------------------
400,001 - 425,000                       6     2,478,969      14.15       7.912
-------------------------------------------------------------------------------
425,001 - 450,000                       4     1,721,333       9.82       7.769
-------------------------------------------------------------------------------
450,001 - 475,000                       5     2,336,311      13.33       7.869
-------------------------------------------------------------------------------
475,001 - 500,000                       8     3,904,647      22.28       8.735
-------------------------------------------------------------------------------
500,001 - 750,000                       7     4,405,111      25.14       8.347
-------------------------------------------------------------------------------
1,000,001 (greater than or equals to)   1     1,099,235       6.27          11
-------------------------------------------------------------------------------
Total:                                 35    17,524,843        100       8.418
-------------------------------------------------------------------------------
Minimum: 389,617
Maximum: 1,099,235
Average: 500,710

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7. COMBINED AMORTIZED LOAN-TO-VALUE RATIO (%)

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
COMBINED AMORTIZED                     OF       CURRENT    CURRENT       AVG
LOAN-TO-VALUE RATIO (%)              LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
50.01 - 55.00                             2   1,592,898       9.09       9.993
-------------------------------------------------------------------------------
55.01 - 60.00                             1     694,398       3.96         7.5
-------------------------------------------------------------------------------
60.01 - 65.00                             1     597,891       3.41        8.75
-------------------------------------------------------------------------------
65.01 - 70.00                             2   1,049,059       5.99       7.283
-------------------------------------------------------------------------------
70.01 - 75.00                             4   1,751,408       9.99       8.979
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
75.01 - 80.00                             5   2,316,000      13.22       8.969
-------------------------------------------------------------------------------
80.01 - 85.00                            12   5,739,810      32.75       8.128
-------------------------------------------------------------------------------
85.01 - 90.00                             5   2,412,238      13.76       8.433
-------------------------------------------------------------------------------
90.01 - 95.00                             2     942,868       5.38       7.117
-------------------------------------------------------------------------------
95.01 - 100.00                            1     428,276       2.44        7.75
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Minimum: 52.52
Maximum: 99.71
Weighted Average by Original Balance: 78.26
Weighted Average by Current Balance: 78.57

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8. ADJUSTMENT TYPE

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
ADJUSTMENT TYPE                      LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
Fixed Rate                                7   3,979,071      22.71         8.9
-------------------------------------------------------------------------------
ARM                                      28  13,545,773      77.29       8.276
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------

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9. PRODUCT

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
PRODUCT                              LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
Fixed - 30 Year                           7   3,979,071      22.71         8.9
-------------------------------------------------------------------------------
ARM - 2 Year/6 Month                     19   9,287,173      52.99       8.851
-------------------------------------------------------------------------------
ARM - 3 Year/6 Month                      7   3,279,455      18.71       6.952
-------------------------------------------------------------------------------
ARM - 5 Year/6 Month                      2     979,145       5.59       7.258
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------

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10. LOAN INDEX TYPE

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
LOAN INDEX TYPE                      LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
Fixed Rate                                7   3,979,071      22.71         8.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Libor - 6 Month                          28  13,545,773      77.29       8.276
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------

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11. RANGE OF STATED ORIGINAL TERMS (MONTHS)

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
RANGE OF STATED                        OF       CURRENT    CURRENT       AVG
ORIGINAL TERMS (MONTHS)              LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
301 - 360                                35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360

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12. REMAINING TERM TO STATED MATURITY

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
REMAINING TERM                         OF       CURRENT    CURRENT       AVG
TO STATED MATURITY                   LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
181 - 240                                 2   1,511,985       8.63       10.42
-------------------------------------------------------------------------------
241 - 300                                 1     480,079       2.74      10.125
-------------------------------------------------------------------------------
301 - 360                                32  15,532,780      88.63        8.17
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Minimum: 188
Maximum: 356
Weighted Average: 336.4

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13. SEASONING

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
SEASONING                            LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
12-Jan                                   29  14,003,702      79.91       8.121
-------------------------------------------------------------------------------
13 - 24                                   3   1,529,078       8.73       8.624
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
61 - 72                                   1     480,079       2.74      10.125
-------------------------------------------------------------------------------
133 - 144                                 1     412,750       2.36       8.875
-------------------------------------------------------------------------------
169 - 180                                 1   1,099,235       6.27          11
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Minimum: 4
Maximum: 172
Weighted Average: 23.2

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14. PROPERTY TYPE

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
PROPERTY TYPE                        LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
Single Family                            24  11,759,561       67.1        8.55
-------------------------------------------------------------------------------
2-4 Family                                5   2,764,055      15.77       8.173
-------------------------------------------------------------------------------
Planned Unit Development                  5   2,572,952      14.68       8.186
-------------------------------------------------------------------------------
Condominium                               1     428,276       2.44        7.75
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------

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15. OCCUPANCY

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
OCCUPANCY                            LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
Primary                                  35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------

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16. PURPOSE

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
PURPOSE                              LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
Refinance - Cashout                      23  10,884,557      62.11       8.166
-------------------------------------------------------------------------------
Purchase                                 10   4,943,161      28.21       8.359
-------------------------------------------------------------------------------
Refinance - Rate Term                     2   1,697,125       9.68      10.207
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------

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

17. DOCUMENTATION LEVEL

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
DOCUMENTATION LEVEL                  LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
Full Doc 2 yrs (Z)                       18   9,132,770      52.11       8.271
-------------------------------------------------------------------------------
Full Doc 1 yr (Y)                         4   1,764,896      10.07       8.621
-------------------------------------------------------------------------------
One Paystub Obtained and VVOE (X)         7   3,386,109      19.32       8.923
-------------------------------------------------------------------------------
Stated Documentation (C)                  4   1,661,518       9.48       6.718
-------------------------------------------------------------------------------
No Documentation (E)                      1     480,316       2.74       6.875
-------------------------------------------------------------------------------
Unknown/NA                                1   1,099,235       6.27          11
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------

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18. LIEN POSITION

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
LIEN                                   OF       CURRENT    CURRENT       AVG
POSITION                             LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
1st Lien                                 35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------

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19. FICO SCORE

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
FICO                                   OF       CURRENT    CURRENT       AVG
SCORE                                LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
NA                                        1     397,824       2.27        8.05
-------------------------------------------------------------------------------
Below 500                                 1     485,545       2.77        9.95
-------------------------------------------------------------------------------
500 - 524                                 4   1,874,526       10.7       8.883
-------------------------------------------------------------------------------
525 - 549                                 6   3,081,060      17.58       9.787
-------------------------------------------------------------------------------
550 - 574                                 3   1,728,627       9.86       7.069
-------------------------------------------------------------------------------
575 - 599                                 4   1,784,717      10.18        7.51
-------------------------------------------------------------------------------
600 - 624                                10   4,795,541      27.36       7.908
-------------------------------------------------------------------------------
625 - 649                                 3   1,375,180       7.85       8.002
-------------------------------------------------------------------------------
650 - 674                                 3   2,001,822      11.42       9.057
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Minimum: 447
Maximum: 664
Weighted Average: 584.0

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20. PERFORMANCE STATUS

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
PERFORMANCE STATUS                   LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
Current                                  31  15,454,592      88.19       8.324
-------------------------------------------------------------------------------
30 Days Past Due                          2     955,109       5.45       8.986
-------------------------------------------------------------------------------
60 Days Past Due                          2   1,115,143       6.36       9.237
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Minimum: 0
Maximum: 2
Weighted Average: 0.2

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21. STATE OR TERRITORY

-------------------------------------------------------------------------------
                                                            % OF
                                     NUMBER      TOTAL      TOTAL        WTD
                                       OF       CURRENT    CURRENT       AVG
STATE OR TERRITORY                   LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
California                               19   9,221,691      52.62       8.197
-------------------------------------------------------------------------------
Florida                                   1     622,139       3.55        9.15
-------------------------------------------------------------------------------
Georgia                                   1     389,617       2.22          11
-------------------------------------------------------------------------------
Hawaii                                    2     928,289        5.3        8.71
-------------------------------------------------------------------------------
Massachusetts                             1     432,459       2.47        6.75
-------------------------------------------------------------------------------
New Jersey                                1     403,300        2.3       7.875
-------------------------------------------------------------------------------
New York                                  5   3,048,998       17.4        8.98
-------------------------------------------------------------------------------
Tennessee                                 2   1,012,352       5.78       8.648
-------------------------------------------------------------------------------
Texas                                     2   1,051,444          6       8.411
-------------------------------------------------------------------------------
Utah                                      1     414,555       2.37        6.75
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Number of States Represented: 10

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---

22. GEOGRAPHIC DISTRIBUTION BY
BALANCE


-------------------------------------------------------------------------------
                                                            % OF
GEOGRAPHIC                           NUMBER      TOTAL      TOTAL        WTD
DISTRIBUTION                           OF       CURRENT    CURRENT       AVG
BY BALANCE                           LOANS      BALANCE    BALANCE     COUPON
-------------------------------------------------------------------------------
California                               19   9,221,691      52.62       8.197
-------------------------------------------------------------------------------
New York                                  5   3,048,998       17.4        8.98
-------------------------------------------------------------------------------
Texas                                     2   1,051,444          6       8.411
-------------------------------------------------------------------------------
Tennessee                                 2   1,012,352       5.78       8.648
-------------------------------------------------------------------------------
Hawaii                                    2     928,289        5.3        8.71
-------------------------------------------------------------------------------
Florida                                   1     622,139       3.55        9.15
-------------------------------------------------------------------------------
Massachusetts                             1     432,459       2.47        6.75
-------------------------------------------------------------------------------
Utah                                      1     414,555       2.37        6.75
-------------------------------------------------------------------------------
New Jersey                                1     403,300        2.3       7.875
-------------------------------------------------------------------------------
Georgia                                   1     389,617       2.22          11
-------------------------------------------------------------------------------
Total:                                   35  17,524,843        100       8.418
-------------------------------------------------------------------------------
Number of States Represented: 10

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---



########


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